SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                          July 30, 2004 (July 29, 2004)


                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      000-09498             76-0437769
(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)               File Number)        Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

     On July 29, 2004, the Company issued a press release announcing that today that in connection with the previously announced review of strategic alternatives, Mission has directed Netherland, Sewell and Associates, Inc., the Company's independent reservoir engineering firm, to prepare a report on the Company's reserves as of July 1, 2004. The Company's proved reserves per this report are 217 billion cubic feet of gas equivalent ("Bcfe"). This figure compares with December 31, 2003 reported proved reserves of 178 Bcfe and announced year-end reserves pro forma for the Jalmat Acquisition of 209 Bcfe.


     The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          None.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MISSION RESOURCES CORPORATION

Date: July 30, 2004                     By:     /s/ Ann Kaesrmann
                                        ---------------------------------------
                                        Name:     Ann Kaesermann
                                        Title:    Vice President Accounting and
                                                  Investor Relations, CAO